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                                                                   EXHIBIT 10.82

                           ASSIGNMENT AND ASSUMPTION

        For the consideration hereinafter set forth, COGEN TECHNOLOGIES MANAGEMENT COMPANY, a Texas corporation (hereinafter called the "Assignor"), does hereby ASSIGN and TRANSFER to COGEN TECHNOLOGIES MANAGEMENT SERVICES, L.P., a limited partnership organized under the laws of the State of Delaware (hereinafter called the "Assignee"), all the Assignor's right, title, interest, privilege and benefit, of whatever kind of character, which may be evidenced by, or which may have heretofore arisen, or which may hereafter arise, under or by virtue of that certain Management Services Agreement dated September 1, 1989 (herein called the "Agreement"), executed by and among Assignor, Cogen Technologies NJ, Inc. and Robert C. McNair.

        The consideration for this Assignment and Assumption has been paid and assumed and agreed to be paid by the Assignee as follows:

           (1) The sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration has this day been paid in cash to the Assignor by the Assignee, the receipt and sufficiency of which are hereby confessed and acknowledged; and

           (2) The remaining portion of the consideration herefor is represented by the covenant and agreement by the Assignee to keep and perform all the obligations of the Assignor set forth in the Agreement arising from and after the effective date of this Assignment.
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        EXECUTED and to be effective as of the 1st day of January, 1994.


                                        COGEN TECHNOLOGIES MANAGEMENT COMPANY

                                        By: /s/ Robert C. McNair
                                           ------------------------------
                                           Robert C. McNair, President

                                                                      "ASSIGNOR"

                                        COGEN TECHNOLOGIES MANAGEMENT
                                         SERVICES, L.P.

                                        By: Cogen Technologies Management
                                              Company, Its General Partner

                                        By: /s/ Robert C. McNair
                                           ------------------------------
                                           Robert C. McNair, President

                                                                      "ASSIGNEE"

        Cogen Technologies NJ, Inc. and Robert C. McNair, being parties to the Agreement, join in the execution hereof to evidence their consent to the foregoing Assignment.


                                        COGEN TECHNOLOGIES NJ, INC.


                                        By: /s/ Robert C. McNair
                                           ------------------------------
                                           Robert C. McNair, President

                                         /s/ Robert C. McNair
                                        ---------------------------------
                                        Robert C. McNair


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